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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 22, 2003


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)






                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  1-1941                                 24-0526133
         (Commission File Number)           (I.R.S. Employer Identification No.)

            1170 EIGHTH AVENUE
          BETHLEHEM, PENNSYLVANIA                        18016-7699
       (Address of Principal Executive Offices)           (Zip Code)

                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

           On January 22, 2003, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, setting forth the Company's unaudited financial statements for the year ended December 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibit No.                          Exhibit
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   99.1               Press release of the Company dated January 22, 2003.










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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2003
                                   BETHLEHEM STEEL CORPORATION


                                   By:/s/ L. A. Arnett
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                                      L. A. Arnett
                                      Vice President and Controller








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                                  EXHIBIT INDEX

   Exhibit No.                                Description
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     99.1                   Press release of the Company dated January 22, 2003.














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